SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2003

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-76246	41-1808858
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

8400 Normandale Lake Blvd., Suite 250 Minneapolis, Minnesota 55437

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code, is (952) 857-7000

(Former name or former address, if changed since last report)

Exhibit Index located on Page 4

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.

The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, that are included in this Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "Experts" in the Prospectus Supplement relating to the Home Equity Loan-Backed Term Notes, Series 2003-HS2, is attached hereto as Exhibit 23.1.

The financial statements of FGIC as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002 are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of March 31, 2003 and for the three month period ended March 31, 2003 and March 31, 2002 are attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

23.1 Consent of KPMG LLP.

99.1 Financial Statements of FGIC as of December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002.

99.2 Unaudited Financial Statements of FGIC as of March 31, 2003 and for the three month period ended March 31, 2003 and March 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

By: /s/ Mark White
Name: Mark White
Title: Vice President

Dated: June 20, 2003

Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors

Financial Guaranty Insurance Company

We consent to the use of our report dated February 14, 2003 on the financial statements of Financial Guaranty Insurance Company as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002 included in the Form 8-K of Residential Funding Mortgage Securities II, Inc. (the "Registrant") which updates the registration statement (No. 333-76246) and to the reference to our firm under the heading "Experts" in the Prospectus Supplement of the Registrant.

/s/KPMG LLP

New York, New York

June 20, 2003